(THE BRANDYWINE FUNDS LOGO)

MANAGED BY FRIESS ASSOCIATES, LLC        QUARTERLY REPORT         JUNE 30, 2006

DEAR FELLOW SHAREHOLDERS:

     To put it bluntly, our strategy did not fare well in the June quarter. The overall environment was bad and our performance was worse. We're not saying we did anything out of the ordinary to invite it, but the bottom line is the Brandywine Funds took some lumps in the June-quarter downdraft.

     Brandywine Fund declined 5.24 percent in the quarter, compared to declines in the Russell 3000 and Russell 3000 Growth Indexes of 1.98 and 4.22 percent. Brandywine Blue Fund backtracked 4.31 percent as the S&P 500, Russell 1000 and Russell 1000 Growth Indexes declined 1.44, 1.66 and 3.90 percent.

     When our strategy is out of sync, stock prices gen-erally are moving for reasons other than individual-company fundamentals. We saw ample evidence of that kind of disconnect in the June quarter. Companies representing 85 percent of the assets in the Brandywine Funds and other Friess-managed portfolios met or exceeded earnings estimates in their most recent quarter, yet 79 percent of the stocks from that group ended the quarter down from the market's high on May 9.

     The good news is the environment improved toward the end of the quarter, bringing various segments of the market back from correction territory. The positive change that began taking shape in the late days of the quarter also helped the Brandywine Funds maintain year-to-date leads over their benchmarks.

     Brandywine grew 3.57 percent in the first six months of 2006 as the Russell 3000 Index gained 3.23 percent and the Russell 3000 Growth Index declined 0.32 percent. Brandywine Blue posted a 2.94 percent year-to-date return through June. The S&P 500 and Russell 1000 Indexes gained 2.71 and 2.76 percent, while the Russell 1000 Growth Index declined 0.93 percent.

     Although declines reached most sectors in the June quarter, the technology sector was among the hardest hit. Jitters existed from the start of the quarter in the wake of Microsoft's announcement that the launch of its first major upgrade in five years, Vista, would be delayed until January. The delay pushes replacement demand out past year-end budget deadlines and holiday shopping, which typically help make the December quarter seasonally strong. About a month after announcing the delay, Microsoft reported a big increase in internal spending.

     Meanwhile, broader concerns surfaced on what many investors perceived as mixed signals from the Fed. Given the news from the world's largest software maker and the growing economic uncertainty, investors questioned corporate and consumer appetites for technology purchases. The tech-heavy Nasdaq Composite fell over 7 percent in the June quarter.

     Technology holdings represented the largest percentages of assets in Brandywine and Brandywine Blue. They were also the most significant performance detractors - in most instances despite solid individual earnings results. For example, Analog Devices and Cisco Systems, significant detractors in both Funds, exceeded April-quarter expectations with 32 and 26 percent earnings growth, respectively.

     Health-care companies played a less pronounced role in the Brandywine Funds relative to benchmarks, but they were still notable performance detractors.

                                   Brandywine          Brandywine Blue
  Cumulative Total Return           % Change              % Change
  -----------------------          ----------          ---------------
  Quarter                           -5.24                  -4.31
  One Year                          14.10                  10.22
  Five Years                        22.62                  30.94
  Ten Years                        126.97                 139.18
  Inception                      1,251.64*<F1>            628.06**<F2>

  Annualized Total Return
  -----------------------
  Five Years                         4.16                   5.54
  Ten Years                          8.54                   9.11
  Inception                         13.54*<F1>             13.69**<F2>

  *<F1>  12/30/85      **<F2>  1/10/91

Performance data quoted represents past performance; past performance does not
------------------------------------------------------------------------------
guarantee future results.  The investment return and principal value of an
-------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

     Health insurers, which represented the bulk of each Fund's health-care exposure at the beginning of the quarter, were the main culprits.

     News of an SEC inquiry into past stock option-issuing practices at UnitedHealth Group set an uncomfortable tone. Investors then extrapolated reason for worry from Aetna's rising medical cost ratio. By the time Cigna commented on potential for a more competitive environment, investors were throwing in the towel on the entire group. Given the shift in sentiment, we sold all three companies from Brandywine and Brandywine Blue during the quarter to redeploy assets into companies free from such headwinds.

     Another uptick in energy prices was among the macro distractions that occupied the market's attention in the June quarter, helping maintain interest in energy-related companies as enthusiasm waned in most other areas. Plus, some companies, including Weatherford International and Baker Hughes (common to both Funds), posted results that proved too strong to ignore. As a result, holdings from the energy sector contributed most to performance. Weatherford International and Baker Hughes beat March-quarter estimates with 93 and 75 percent earnings growth.

     Companies from the industrial sector represented the next greatest positive influence on quarterly results. Holdings such as McDermott International (Brandywine), Cooper Industries (Brandywine Blue) and Carpenter Technology (Brandywine) were swept into the downturn only to restart new upward trends as investors grew more apt to consider fundamentals late in the quarter. All three companies topped estimates in their most recent quarter, with year-over-year earnings growth ranging from 24 to 206 percent.

     Select consumer-related holdings also helped the cause even as benchmarks showed weak performance for the consumer discretionary sector. Kohl's was a top contributor in both Funds, while AnnTaylor Stores made a strong showing in Brandywine.

     For more information on the companies that influenced June-quarter performance the most, please see "Roses & Thorns" on pages 4 and 9.

     We're thrilled to report that in June Friess Researcher Nate Dougall returned safely from a year-long tour of duty in Iraq. We look forward to welcoming him back full-time in August after he's taken some well-deserved R&R. Nate's willingness to put himself at risk to protect and promote the freedom we all enjoy speaks volumes about the character and attitude that have made him a valued teammate here for more than nine years. Thank you, Nate, and welcome home!

     We're also excited to report that Ashee Bhan rejoined the Friess research team in early July after spending six years picking stocks for the hedge fund firm Seamark Capital, where he was a senior analyst. Ashee worked three years at Friess before joining Seamark, positioning him to hit the ground running. He is a graduate of Swarthmore College and a candidate for the Chartered Financial Analyst designation.

     Although a lot can happen in three months, each quarter is only a small part of a long-term investment plan. Nothing here broke down in the June quarter. Fear of the unknown just became the market mover of the day. Eventually, however, today's unknown becomes tomorrow's common knowledge, prompting investors to again take their cues from the ultimate influence on stock prices over the long haul: individual-company fundamentals.

     Thanks for your continued confidence!

/s/ Bill D'Alonzo

Bill D'Alonzo
Brandywine Funds President                            July 7, 2006

NEW BOARD MEMBER...

     After an extensive search, we're pleased to announce that the Brandywine Funds Board of Directors selected Thomas D. Wren to fill the independent director vacancy left by the departure of Marvin "Skip" Schoenhals. As an accomplished financial expert and former regulator, Tom promises to be a valuable addition.

     Tom served as Treasurer of MBNA Corporation and its MBNA America Bank subsidiary from July 1995 through January 2006. His responsibilities included all aspects of investment and funding for the $160 billion credit-card bank operating in Canada, Ireland, Spain, England and the U.S. Tom served on the public company's management, credit policy, pension, community reinvestment and asset-liability committees. He was also secretary and principal presenter to the finance and loan committee.

     Prior to MBNA, Tom was Executive Vice President and Chief Investment and Funding Officer at the $33 billion, New England-based Shawmut National Bank. Tom also spent 18 years in various bank regulatory positions with the Office of the Comptroller of the Currency.

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

     1.   Weatherford International Ltd.                            +128.1%
     2.   Oracle Corp.                                                +8.8%
     3.   Kohl's Corp.                                                +9.4%
     4.   Cisco Systems Inc.                                          -1.5%
     5.   Precision Castparts Corp.                                  +59.7%
     6.   Fisher Scientific International Inc.                       +11.4%
     7.   Hewlett-Packard Co.                                         +0.4%
     8.   Baker Hughes Inc.                                           +7.4%
     9.   Comcast Corp.                                               +1.9%
    10.   Harris Corp.                                                +5.2%

                                EARNINGS GROWTH

                         YOUR COMPANIES             25%
                         S&P 500                    12%

                    FORCASTED INCREASE IN EARNINGS PER SHARE
                                  2006 VS 2005

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE.  JUNE 30, 2006

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     35.1%

                                    MID CAP
                           $2 billion to $10 billion
                                     50.8%

                                   SMALL CAP
                                below $2 billion
                                     11.2%

                                      CASH
                                      2.9%

                            TOP TEN INDUSTRY GROUPS

Oil & Gas Equipment & Services (9.6%)
Communications Equipment(8.9%)
Semiconductors (7.8%)
Aerospace & Defense (5.9%)
Systems Software (5.2%)
Department Stores (4.6%)
Computer Hardware (3.9%)
Life Sciences Tools & Services (3.9%)
Steel (3.6%)
Apparel Retail(3.2%)
All Other Industry Groups (40.5%)
Cash (2.9%)

                                BRANDYWINE FUND
                        JUNE QUARTER "ROSES AND THORNS"

                             $ GAIN
  BIGGEST $ WINNERS       (IN MILLIONS)    % GAIN    REASON FOR MOVE
  -----------------       -------------    ------    ---------------

      McDermott
 International, Inc.          $15.9         25.2     March-quarter earnings tripled to $0.63 per share, beating estimates by 91 percent. Backlogged orders climbed at the company's J. Ray division as energy producers invested in subsea infrastructure products to help tap new reserves.
                                                     The company's Babcock & Wilcox division recently emerged from bankruptcy, contributing to 47 percent revenue growth and creating new opportunities related to coal production.

     Kohl's Corp.             $15.8         9.4      April-quarter earnings grew 33 percent, topping estimates. The department store operator is increasing the number of exclusive brands it carries, helping drive foot traffic and expand profit margins. With a goal of opening
                                                     500 stores over the next five years, Kohl's continues to differentiate itself from other department store chains through off-mall locations, unique store formats and high in-stock inventory.

     Weatherford
  International Ltd.          $15.8         8.5      March-quarter earnings grew 93 percent, beating estimates.  Management raised forward guidance due to solid spending trends for the company's high-
                                                     technology oil and gas well drilling services. Weatherford's recent acquisition of Precision Drilling provides an opportunity to increase revenues per well drilled, and the company's spending on new technologies is creating a higher-margin product mix.

     Oracle Corp.             $11.2         5.8      The developer of database management systems and enterprise software topped
                                                     March-quarter earnings estimates.  Year-over-year software licensing growth jumped 56 percent. Following a string of niche acquisitions, Oracle is reaping the benefits of its newfound ability to deliver increased functionality and end-to-end product solutions to customers.

  Fisher Scientific
  International Inc.          $11.1         7.3      The laboratory equipment maker announced it would merge with Thermo Electron later this year, sending shares and analysts' earnings estimates higher.
                                                     Fisher's consumable products such as lab disposables and reagent kits are strategic counterparts to Thermo Electron's instrumentation products and services, allowing the combined company to offer an expanded product line to a larger customer base.

                             $ LOSS
   BIGGEST $ LOSERS       (IN MILLIONS)    % LOSS    REASON FOR MOVE
   ----------------       -------------    ------    ---------------

  Cemex S.A. de C.V.          $30.1         19.9     The world's third largest cement maker lost ground on worries that rising rates in the U.S. would slow growth and curb demand for construction materials. Additional volatility related to the unknown outcome of the closest ever presidential election for Mexico clouded the outlook. Your team sold
                                                     Cemex during the quarter.

     Cigna Corp.              $24.2         14.4     March-quarter earnings beat estimates by 12 percent. However, rising medical cost ratios indicative of a more competitive environment for health insurers were exacerbated by an SEC inquiry into the options practices at UnitedHealth
                                                     Group. While our trade checks confirmed firm pricing, we sold the stock as these issues overshadowed individual company fundamentals and created a headwind.

 Analog Devices, Inc.         $19.3         16.1     The maker of integrated circuits used in myriad electronics products came under pressure when it was named a target of a broad-based U.S. government probe into backdating stock option grants. We continue to hold shares as management remains highly focused on continuing to improve focus and profitability, including its handset digital signal processing business that was previously a drag on results. April-quarter earnings grew 32 percent, beating estimates.

  Cisco Systems Inc.          $19.0         9.9      April-quarter earnings jumped 26 percent, topping estimates by 12 percent.
                                                     Shares retraced on management's conservative outlook due to broad economic factors and its focus on the approaching seasonally slow October quarter. Our research confirms upside associated with an expanding portfolio of advanced technologies, the latest being the addition of digital video with the acquisition of Scientific-Atlanta. Also, Cisco's core business, high-end routers, achieved a growth rate of above 20 percent year-over-year.

     Florida Rock
   Industries, Inc.           $18.2         18.2     The maker of ready-mix cement grew March-quarter earnings 77 percent, beating estimates by 37 percent. Your team sold Florida Rock on concerns that a slowdown in residential building in the Florida and District of Columbia markets had the potential to offset recent strength in commercial markets.

All gains/losses are calculated on an average cost basis

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 June 30, 2006
                                  (Unaudited)

   SHARES                                            COST        VALUE (B)<F4>
   ------                                            ----        -------------

COMMON STOCKS - 97.1% (A)<F3>

CONSUMER DISCRETIONARY

               APPAREL RETAIL-3.2%
   2,120,500   AnnTaylor Stores Corp.           $   81,161,289  $   91,987,290
     417,700   Children's Place
                 Retail Stores, Inc.                24,980,480      25,082,885
     316,800   Christopher & Banks Corp.             8,245,317       9,187,200
     173,100   Too Inc.                              5,392,063       6,645,309

               APPAREL, ACCESSORIES & LUXURY GOODS-0.5%
     401,200   Gildan Activewear Inc.               16,211,648      18,856,400

               BROADCASTING & CABLE TV-3.0%
   3,746,300   Comcast Corp.                       120,348,215     122,653,862

               DEPARTMENT STORES-4.6%
   3,129,600   Kohl's Corp.                        169,173,415     185,021,952
     133,000   Nordstrom, Inc.                       4,846,121       4,854,500

               HOMEFURNISHING RETAIL-0.3%
     591,000   Select Comfort Corp.                 15,722,030      13,575,270

               INTERNET RETAIL-0.1%
      94,000   Nutri/System, Inc.                    5,546,621       5,840,220

               LEISURE PRODUCTS-0.4%
     395,100   Pool Corp.                           16,481,328      17,238,213
                                                --------------  --------------
               TOTAL CONSUMER DISCRETIONARY        468,108,527     500,943,101

               THIS SECTOR IS 7.0% ABOVE YOUR FUND'S COST.

CONSUMER STAPLES

               DRUG RETAIL-1.3%
   1,713,700   CVS Corp.                            48,017,098      52,610,590
                                                --------------  --------------
               TOTAL CONSUMER STAPLES               48,017,098      52,610,590

               THIS SECTOR IS 9.6% ABOVE YOUR FUND'S COST.

ENERGY

               COAL & CONSUMABLE FUELS-0.0%
      89,500   Alpha Natural Resources, Inc.         1,849,043       1,755,990

               OIL & GAS DRILLING-0.0%
      47,500   Hercules Offshore, Inc.               1,708,358       1,662,500

               OIL & GAS EQUIPMENT & SERVICES-9.6%
   1,698,900   Baker Hughes Inc.                   129,456,314     139,054,965
     156,400   NS Group, Inc.                        7,229,305       8,614,512
     227,600   Oceaneering International, Inc.       7,158,859      10,435,460
     667,800   Oil States International, Inc.       26,890,347      22,892,184
     338,000   Superior Energy Services, Inc.        4,746,265      11,458,200
     120,300   Warrior Energy Service Corp.          2,827,050       2,926,899
   4,085,000   Weatherford International Ltd.       88,879,742     202,697,700

               OIL & GAS EXPLORATION & PRODUCTION-0.1%
     404,600   Petrohawk Energy Corp.                4,696,021       5,097,960

               OIL & GAS STORAGE & TRANSPORTATION-0.9%
   1,608,500   OMI Corp.                            30,461,050      34,824,025
                                                --------------  --------------
               TOTAL ENERGY                        305,902,354     441,420,395

               THIS SECTOR IS 44.3% ABOVE YOUR FUND'S COST.

FINANCIALS

               ASSET MANAGEMENT & CUSTODY BANKS-2.3%
   2,903,700   Bank of New York Company, Inc.      102,911,336      93,499,140

               REAL ESTATE MANAGEMENT & DEVELOPMENT-1.7%
   2,508,500   CB Richard Ellis Group, Inc.         68,337,983      62,461,650

               THRIFTS & MORTGAGE FINANCE-3.2%
     807,700   MGIC Investment Corp.                54,664,336      52,500,500
   1,788,300   The PMI Group, Inc.                  80,389,980      79,722,414
                                                --------------  --------------
               TOTAL FINANCIALS                    306,303,635     288,183,704

               THIS SECTOR IS 5.9% BELOW YOUR FUND'S COST.

HEALTH CARE

               HEALTH CARE EQUIPMENT-1.6%
     915,800   Beckman Coulter, Inc.                48,628,898      50,872,690
     661,500   Cytyc Corp.                          16,704,660      16,775,640

               HEALTH CARE FACILITIES-1.0%
     514,500   Manor Care, Inc.                     23,655,783      24,140,340
     624,700   Psychiatric Solutions, Inc.          19,294,597      17,903,902

               HEALTH CARE SERVICES-2.0%
   1,506,000   DaVita, Inc.                         86,647,821      74,848,200
     131,600   Express Scripts, Inc.                 9,459,934       9,440,984
     200,600   inVentiv Health Inc.                  5,239,333       5,773,268

               HEALTH CARE SUPPLIES-1.8%
   1,174,800   DENTSPLY International Inc.          69,337,370      71,192,880
      98,100   West Pharmaceutical
                 Services, Inc.                      3,416,657       3,559,068

               HEALTH CARE TECHNOLOGY-0.8%
   1,221,200   IMS Health Inc.                      30,243,555      32,789,220

               LIFE SCIENCES TOOLS & SERVICES-3.9%
   2,218,700   Fisher Scientific
                 International Inc.                145,491,681     162,076,035

               MANAGED HEALTH CARE-0.5%
     435,600   Health Net Inc.                      19,137,709      19,676,052

               PHARMACEUTICALS-1.1%
   1,411,200   Endo Pharmaceuticals
                 Holdings Inc.                      42,274,288      46,541,376
                                                --------------  --------------
               TOTAL HEALTH CARE                   519,532,286     535,589,655

               THIS SECTOR IS 3.1% ABOVE YOUR FUND'S COST.

INDUSTRIALS

               AEROSPACE & DEFENSE-5.9%
     525,000   Armor Holdings, Inc.                 20,278,544      28,785,750
     639,300   DynCorp International Inc.            9,594,536       6,635,934
     138,000   Esterline Technologies Corp.          4,997,027       5,739,420
   2,719,200   Precision Castparts Corp.           101,776,550     162,499,392
     695,000   Rockwell Collins, Inc.               36,611,141      38,829,650

               AIRLINES-0.5%
     787,500   SkyWest, Inc.                        18,492,411      19,530,000

               BUILDING PRODUCTS-0.2%
     248,700   Goodman Global, Inc.                  5,201,799       3,775,266
      96,000   Griffon Corp.                         2,480,304       2,505,600

               CONSTRUCTION & ENGINEERING-1.1%
     232,200   Granite Construction Inc.            10,733,533      10,511,694
     373,400   Infrasource Services Inc.             6,534,563       6,799,614
   1,287,100   Quanta Services, Inc.                20,449,264      22,305,443
     117,300   Washington Group
                 International, Inc.                 6,043,669       6,256,782

               CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-1.2%
     168,600   Manitowoc Company, Inc.               3,234,832       7,502,700
   1,005,000   Trinity Industries, Inc.             42,354,735      40,602,000

               DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES-0.2%
     145,400   Mobile Mini, Inc.                     4,078,044       4,254,404
     187,200   Navigant Consulting, Inc.             3,806,144       4,240,080

               ELECTRICAL COMPONENTS & EQUIPMENT-0.8%
     383,900   AMETEK, Inc.                         12,951,462      18,189,182
     300,600   Thomas & Betts Corp.                  9,262,410      15,420,780

               ENVIRONMENTAL & FACILITIES SERVICES-0.5%
     198,900   Clean Harbors, Inc.                   5,601,247       8,017,659
     363,500   Waste Connections, Inc.              12,526,446      13,231,400

               INDUSTRIAL CONGLOMERATES-1.9%
   1,735,200   McDermott International, Inc.        30,045,271      78,899,544

               INDUSTRIAL MACHINERY-0.3%
     186,600   Gardner Denver Inc.                   4,214,473       7,184,100
     373,100   Mueller Water Products, Inc.          5,855,552       6,495,671

               MARINE-0.4%
     440,800   Eagle Bulk Shipping Inc.              6,147,650       6,281,400
     246,000   Kirby Corp.                           8,868,798       9,717,000

               TRADING COMPANIES & DISTRIBUTORS-0.9%
   1,168,100   United Rentals, Inc.                 24,307,030      37,355,838
                                                --------------  --------------
               TOTAL INDUSTRIALS                   416,447,435     571,566,303

               THIS SECTOR IS 37.2% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY

               APPLICATION SOFTWARE-0.9%
     284,000   Jack Henry & Associates, Inc.         5,283,380       5,583,440
   1,008,280   Parametric Technology Corp.          15,718,310      12,815,239
     325,000   Reynolds and Reynolds Co.             9,781,382       9,967,750
     852,500   TIBCO Software Inc.                   7,171,392       6,010,125
      50,000   Witness Systems, Inc.                 1,054,025       1,008,500

               COMMUNICATIONS EQUIPMENT-8.9%
     334,400   Arris Group Inc.                      3,335,707       4,387,328
   5,382,000   Avaya Inc.                           63,637,035      61,462,440
   8,861,200   Cisco Systems Inc.                  175,693,184     173,059,236
     253,900   Foundry Networks, Inc.                3,532,568       2,706,574
   2,624,800   Harris Corp.                        103,574,334     108,955,448
     271,800   NETGEAR, Inc.                         6,088,480       5,884,470
     460,100   Polycom, Inc.                         8,165,477      10,085,392

               COMPUTER HARDWARE-3.9%
   5,053,100   Hewlett-Packard Co.                 159,437,403     160,082,208

               DATA PROCESSING & OUTSOURCED SERVICES-1.6%
   1,382,900   Fidelity National
                 Information Services, Inc.         51,700,217      48,954,660
     396,100   Fiserv, Inc.                         17,741,726      17,967,096

               ELECTRONIC EQUIPMENT MANUFACTURERS-0.4%
     586,500   Tektronix, Inc.                      14,068,198      17,254,830

               ELECTRONIC MANUFACTURING SERVICES-2.8%
     419,100   Benchmark Electronics, Inc.           9,897,072      10,108,692
   6,380,100   Flextronics International Ltd.       74,276,368      67,756,662
     841,900   Trimble Navigation Ltd.              36,524,914      37,582,416

               IT CONSULTING & OTHER SERVICES-0.3%
     233,100   CACI International Inc.              14,311,448      13,596,723

               INTERNET SOFTWARE & SERVICES-0.5%
   1,389,500   ValueClick, Inc.                     23,963,001      21,328,825

               SEMICONDUCTOR EQUIPMENT-1.5%
      58,900   ATMI, Inc.                            1,742,320       1,450,118
     250,000   Entegris Inc.                         2,496,840       2,382,500
   3,887,800   Teradyne, Inc.                       63,296,921      54,157,054
     150,500   Veeco Instruments Inc.                3,181,567       3,587,920

               SEMICONDUCTORS-7.8%
   3,925,200   Agere Systems Inc.                   62,563,045      57,700,440
   3,143,600   Analog Devices, Inc.                112,321,082     101,035,304
   2,707,400   Fairchild Semiconductor
                 International, Inc.                48,165,777      49,193,458
   1,693,600   Integrated Device Technology, Inc.   24,457,270      24,015,248
   1,977,000   International Rectifier Corp.        89,821,128      77,261,160
     787,500   Semtech Corp.                        13,987,323      11,379,375

               SYSTEMS SOFTWARE-5.2%
     268,100   MICROS Systems, Inc.                 10,969,592      11,710,608
  13,939,100   Oracle Corp.                        185,679,214     201,977,559

               TECHNOLOGY DISTRIBUTORS-1.4%
   3,195,900   Ingram Micro Inc.                    63,969,900      57,941,667
                                                --------------  --------------
               TOTAL INFORMATION TECHNOLOGY      1,487,607,600   1,450,350,465

               THIS SECTOR IS 2.5% BELOW YOUR FUND'S COST.

MATERIALS

               DIVERSIFIED METALS & MINING-0.4%
     267,500   RTI International Metals, Inc.       16,078,281      14,937,200

               STEEL-3.6%
     442,300   Allegheny Technologies, Inc.         26,630,979      30,624,852
     378,600   Carpenter Technology Corp.           23,462,013      43,728,300
     193,400   Chaparral Steel Co.                  11,945,592      13,928,668
     580,600   IPSCO, Inc.                          44,303,502      55,557,614
      65,900   Oregon Steel Mills, Inc.              1,672,720       3,338,494
                                                --------------  --------------
               TOTAL MATERIALS                     124,093,087     162,115,128

               THIS SECTOR IS 30.6% ABOVE YOUR FUND'S COST.

TELECOMMUNICATION SERVICES

               WIRELESS TELECOMMUNICATION SERVICES-0.1%
     127,100   Rogers Communications, Inc. Cl B      5,128,472       5,134,840
                                                --------------  --------------
               TOTAL TELECOMMUNICATION SERVICES      5,128,472       5,134,840

               THIS SECTOR IS 0.1% ABOVE YOUR FUND'S COST.

               Total common stocks               3,681,140,494   4,007,914,181

 PRINCIPAL
   AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 2.4% (A)<F3>

               COMMERCIAL PAPER-2.4%
$100,000,000   New Center Asset Trust,
                 due 7/03/06, discount of 5.28%     99,970,667      99,970,667

               VARIABLE RATE DEMAND NOTE-0.0%
   1,564,625   U.S. Bank, N.A., 5.10%                1,564,625       1,564,625
                                                --------------  --------------
               Total short-term investments        101,535,292     101,535,292
                                                --------------  --------------
               Total investments                $3,782,675,786   4,109,449,473
                                                --------------
                                                --------------
               Cash and receivables, less
                 liabilities 0.5%(A)<F3>                            19,689,540
                                                                --------------
                    NET ASSETS                                  $4,129,139,013
                                                                --------------
                                                                --------------
               Net Asset Value Per Share
               ($0.01 par value, 500,000,000
               shares authorized), offering
               and redemption price
               ($4,129,139,013 / 128,239,176
               shares outstanding)                                      $32.20
                                                                        ------
                                                                        ------

(a)<F3>   Percentages for the various classifications relate to net assets.
(b)<F4> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates value.

CAPITAL GAINS UPDATE...

The Brandywine Funds appear to be on their way to distributing capital gains in October. Brandywine Fund finished the June quarter with net realized gains representing $0.55 per share. Brandywine Blue Fund finished with net realized gains of $1.51 per share.

These realized gain figures are provided to keep shareholders updated on the status of the capital gains situation as the fiscal year progresses. Gains and losses realized in the September quarter will determine whether distributions are in order and, if so, dictate the amounts to be distributed.

IRA INVESTORS...

For IRA shareholders, the annual $15 maintenance fee is due on November 3, 2006. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you'd prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

        1.  Weatherford International Ltd.                        +88.1%
        2.  Kohl's Corp.                                           +9.1%
        3.  Oracle Corp.                                          +10.2%
        4.  Fisher Scientific International Inc.                  +15.3%
        5.  Cisco Systems Inc.                                     -0.8%
        6.  Hewlett-Packard Co.                                    +0.9%
        7.  Comcast Corp.                                          +2.5%
        8.  Baker Hughes Inc.                                     +10.3%
        9.  General Dynamics Corp.                                 +4.9%
       10.  Bank of New York Company, Inc.                         -9.1%

                                EARNINGS GROWTH

                         YOUR COMPANIES             22%
                         S&P 500                    12%

                    FORCASTED INCREASE IN EARNINGS PER SHARE
                                  2006 VS 2005

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE.  JUNE 30, 2006

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     68.0%

                                    MID CAP
                           $2 billion to $10 billion
                                     29.4%

                                      CASH
                                      2.6%

                            TOP TEN INDUSTRY GROUPS

Oil & Gas Equipment & Services(9.6%)
Aerospace & Defense(9.4%)
Department Stores (7.4%)
Communications Equipment(5.9%)
Systems Software (4.9%)
Computer Hardware(4.5%)
Life Sciences Tools & Services (4.5%)
Broadcasting & Cable TV (4.4%)
Health Care Services (3.8%)
Data Processing & Outsourced Services (3.7%)
All Other Industry Groups (39.3%)
Cash (2.6%)

                              BRANDYWINE BLUE FUND
                        JUNE QUARTER "ROSES AND THORNS"

                           $ GAIN
 BIGGEST $ WINNERS     (IN MILLIONS)    % GAIN     REASON FOR MOVE
 -----------------     -------------    ------     ---------------

    Kohl's Corp.            $7.2          9.1      April-quarter earnings grew 33 percent, topping estimates. The department store operator is increasing the number of exclusive brands it carries, helping drive foot traffic and expand profit margins. With a goal of opening 500 stores over the next five years, Kohl's continues to differentiate itself from other department store chains through off-mall locations, unique store formats and high in-stock inventory.

    Weatherford
 International Ltd.         $7.1          8.5      March-quarter earnings grew 93 percent, beating estimates. Management raised forward guidance due to solid spending trends for the company's high-technology oil and gas well drilling services. Weatherford's recent acquisition of
                                                   Precision Drilling provides an opportunity to increase revenues per well drilled, and the company's spending on new technologies is creating a higher-
                                                   margin product mix.

 Baker Hughes Inc.          $6.4         10.3      The provider of a range of services to the oil and gas industry grew March-
                                                   quarter earnings 75 percent, beating estimates by 18 percent. Pricing power continues to improve as growing exploration and development outlays by international oil and gas producers sustains steady demand growth.

 Fisher Scientific
 International Inc.         $5.2          7.3      The laboratory equipment maker announced it would merge with Thermo Electron later this year, sending shares and analysts' earnings estimates higher.
                                                   Fisher's consumable products such as lab disposables and reagent kits are strategic counterparts to Thermo Electron's instrumentation products and services, allowing the combined company to offer an expanded product line to a larger customer base.

    Oracle Corp.            $4.5          5.8      The developer of database management systems and enterprise software topped
                                                   March-quarter earnings estimates. Year-over-year software licensing growth jumped 56 percent. Following a string of niche acquisitions, Oracle is reaping the benefits of its newfound ability to deliver increased functionality and end-
                                                   to-end product solutions to customers.

                           $ LOSS
  BIGGEST $ LOSERS     (IN MILLIONS)    % LOSS     REASON FOR MOVE
  ----------------     -------------    ------     ---------------

 Cemex S.A. de C.V.        $14.2         17.9      The world's third largest cement maker lost ground on worries that rising rates in the U.S. would slow growth and curb demand for construction materials.
                                                   Additional volatility related to the unknown outcome of the closest ever presidential election for Mexico clouded the outlook. Your team sold Cemex during the quarter.

    Cigna Corp.            $13.6         16.9      March-quarter earnings beat estimates by 12 percent. However, rising medical cost ratios indicative of a more competitive environment for health insurers were exacerbated by an SEC inquiry into the options practices at UnitedHealth
                                                   Group. While our trade checks confirmed firm pricing, we sold the stock as these issues overshadowed individual company fundamentals and created a headwind.

     Aetna Inc.            $10.2         14.1      In April, bellwether UnitedHealth Group disclosed an SEC inquiry into options awards, which created a cloud over health insurers. Aetna subsequently exceeded
                                                   March-quarter earnings expectations, but the pricing environment was widely debated following deterioration in the company's medical cost ratio. While our trade checks confirmed firm pricing, we sold the stock as these issues overshadowed individual company fundamentals and created a headwind.

   L.M. Ericsson
   Telephone Co.           $10.2         16.6      Shares of the world's largest maker of mobile phone networks slid as margin pressure persisted for longer than anticipated, prompting your team's sell decision. New services contracts won recently will have lower margins initially, and it is taking time to drive costs out of the company's purchase of Marconi's broadband and telecommunications network assets.

   Qualcomm Inc.           $10.0         23.0      Shares lost ground as legal challenges created uncertainty about the future of the company's royalty portfolio for CDMA (code division multiple access)
                                                   technology, which is used in wireless systems around the world. Despite strong earnings results in the March-quarter and rising guidance for June, we sold the communications equipment maker as sentiment surrounding the royalties continued
                                                   to create near-term pressure.

All gains/losses are calculated on an average cost basis

                              BRANDYWINE BLUE FUND
                            STATEMENT OF NET ASSETS
                                 June 30, 2006
                                  (Unaudited)

  SHARES                                             COST        VALUE (B)<F6>
  ------                                             ----        -------------

COMMON STOCKS - 97.4% (A)<F5>

CONSUMER DISCRETIONARY

             APPAREL, ACCESSORIES & LUXURY GOODS-2.4%
  1,339,400  Coach, Inc.                        $   39,189,541  $   40,048,060

             BROADCASTING & CABLE TV-4.4%
  2,247,100  Comcast Corp.                          71,788,197      73,570,054

             DEPARTMENT STORES-7.4%
  1,459,300  Kohl's Corp.                           79,071,202      86,273,816
  1,009,600  Nordstrom, Inc.                        35,882,957      36,850,400

             HOME IMPROVEMENT RETAIL-1.8%
    493,900  Lowe's Companies, Inc.                 33,771,860      29,964,913

             MOVIES & ENTERTAINMENT-2.5%
  1,369,000  The Walt Disney Co.                    41,037,893      41,070,000
                                                --------------  --------------
             TOTAL CONSUMER DISCRETIONARY          300,741,650     307,777,243

             THIS SECTOR IS 2.3% ABOVE YOUR FUND'S COST.

CONSUMER STAPLES

             DRUG RETAIL-2.5%
  1,346,500  CVS Corp.                              37,713,756      41,337,550
                                                --------------  --------------
             TOTAL CONSUMER STAPLES                 37,713,756      41,337,550

             THIS SECTOR IS 9.6% ABOVE YOUR FUND'S COST.

ENERGY

             OIL & GAS DRILLING-2.6%
    538,300  Transocean Inc.                        44,228,434      43,236,256

             OIL & GAS EQUIPMENT & SERVICES-9.6%
    842,800  Baker Hughes Inc.                      62,542,695      68,983,180
  1,833,200  Weatherford International Ltd.         48,367,793      90,963,384

             OIL & GAS REFINING & MARKETING-2.2%
    557,300  Valero Energy Corp.                    35,969,554      37,071,596
                                                --------------  --------------
             TOTAL ENERGY                          191,108,476     240,254,416

             THIS SECTOR IS 25.7% ABOVE YOUR FUND'S COST.

FINANCIALS

             ASSET MANAGEMENT & CUSTODY BANKS-3.3%
  1,715,300  Bank of New York Company, Inc.         60,753,685      55,232,660

             REAL ESTATE MANAGEMENT & DEVELOPMENT-2.3%
  1,522,900  CB Richard Ellis Group, Inc.           41,253,634      37,920,210

             THRIFTS & MORTGAGE FINANCE-1.9%
    480,000  MGIC Investment Corp.                  32,640,267      31,200,000
                                                --------------  --------------
             TOTAL FINANCIALS                      134,647,586     124,352,870

             THIS SECTOR IS 7.6% BELOW YOUR FUND'S COST.

HEALTH CARE

             HEALTH CARE SERVICES-3.8%
    600,400  DaVita, Inc.                           35,183,982      29,839,880
     52,600  Express Scripts, Inc.                   3,781,098       3,773,524
    532,900  Medco Health Solutions, Inc.           29,852,650      30,524,512

             LIFE SCIENCES TOOLS & SERVICES-4.5%
  1,036,700  Fisher Scientific International Inc.   65,670,938      75,730,935
                                                --------------  --------------
             TOTAL HEALTH CARE                     134,488,668     139,868,851

             THIS SECTOR IS 4.0% ABOVE YOUR FUND'S COST.

INDUSTRIALS

             AEROSPACE & DEFENSE-9.4%
    998,100  General Dynamics Corp.                 62,290,402      65,335,626
    673,400  Precision Castparts Corp.              36,112,739      40,242,384
    925,000  Rockwell Collins, Inc.                 47,367,183      51,679,750

             AIR FREIGHT & LOGISTICS-2.5%
    512,200  United Parcel Service, Inc. Cl B       39,506,156      42,169,426

             ELECTRICAL COMPONENTS & EQUIPMENT-2.7%
    481,800  Cooper Industries, Ltd.                41,771,430      44,768,856

             INDUSTRIAL MACHINERY-2.5%
    853,900  Dover Corp.                            37,237,956      42,208,277
                                                --------------  --------------
             TOTAL INDUSTRIALS                     264,285,866     286,404,319

             THIS SECTOR IS 8.4% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY

             COMMUNICATIONS EQUIPMENT-5.9%
  1,943,400  Avaya Inc.                             23,212,654      22,193,628
  3,856,800  Cisco Systems Inc.                     75,921,446      75,323,304

             COMPUTER HARDWARE-4.5%
  2,360,100  Hewlett-Packard Co.                    74,105,351      74,767,968

             COMPUTER STORAGE & PERIPHERALS-0.2%
    125,300  Seagate Technology                      2,842,055       2,836,792

             DATA PROCESSING & OUTSOURCED SERVICES-3.7%
    972,200  Fidelity National
               Information Services, Inc.           36,733,623      34,415,880
    595,300  Fiserv, Inc.                           26,528,517      27,002,808

             ELECTRONIC MANUFACTURING SERVICES-2.4%
  3,800,000  Flextronics International Ltd.         43,266,913      40,356,000

             SEMICONDUCTORS-2.8%
  1,439,500  Analog Devices, Inc.                   52,102,788      46,265,530

             SYSTEMS SOFTWARE-4.9%
  5,585,800  Oracle Corp.                           73,473,367      80,938,242
                                                --------------  --------------
             TOTAL INFORMATION TECHNOLOGY          408,186,714     404,100,152

             THIS SECTOR IS 1.0% BELOW YOUR FUND'S COST.

MATERIALS

             STEEL-1.2%
    293,300  Allegheny Technologies, Inc.           18,634,460      20,308,092

             TOTAL MATERIALS                        18,634,460      20,308,092

             THIS SECTOR IS 9.0% ABOVE YOUR FUND'S COST.

TELECOMMUNICATION SERVICES

             WIRELESS TELECOMMUNICATION SERVICES-0.4%
    180,700  Rogers Communications, Inc. Cl B        7,225,738       7,300,280
                                                --------------  --------------
             TOTAL TELECOMMUNICATION SERVICES        7,225,738       7,300,280

             THIS SECTOR IS 1.0% ABOVE YOUR FUND'S COST.

UTILITIES

             ELECTRIC UTILITIES-3.1%
    917,600  Exelon Corp.                           51,443,888      52,147,208
                                                --------------  --------------
             TOTAL UTILITIES                        51,443,888      52,147,208

             THIS SECTOR IS 1.4% ABOVE YOUR FUND'S COST.

             Total common stocks                 1,548,476,802   1,623,850,981

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 6.9% (A)<F5>

             COMMERCIAL PAPER-6.6%
$34,000,000  Countrywide Financial Corp.,
               due 7/03/06, discount of 5.30%       33,989,989      33,989,989
 77,000,000  New Center Asset Trust,
               due 7/03/06, discount of 5.28%       76,977,413      76,977,413
                                                --------------  --------------
             Total commercial paper                110,967,402     110,967,402

             VARIABLE RATE DEMAND NOTE-0.3%
  4,910,342  U.S. Bank, N.A., 5.10%                  4,910,342       4,910,342
                                                --------------  --------------
             Total short-term investments          115,877,744     115,877,744
                                                --------------  --------------
             Total investments                  $1,664,354,546   1,739,728,725
                                                --------------
                                                --------------
             Liabilities, less cash and
               receivables (4.3%) (A)<F5>                          (72,195,223)
                                                                --------------
                  NET ASSETS                                    $1,667,533,502
                                                                --------------
                                                                --------------
             Net Asset Value Per Share
             ($0.01 par value, 100,000,000
             shares authorized), offering
             and redemption price
             ($1,667,533,502 / 54,760,106
             shares outstanding)                                        $30.45
                                                                        ------
                                                                        ------

(a)<F5>   Percentages for the various classifications relate to net assets.
(b)<F6> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates value.

DEFINITIONS AND DISCLOSURES

The Funds' objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling
1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 6/30/06, unless listed in the accompanying statements of net assets. Earnings growth rates of the Funds mentioned refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The Nasdaq Stock Market. You cannot invest directly in an index.

As of June 30, 2006, the Russell 3000 Index's average annual total returns for 1, 5 and 10 years were 9.56, 3.53 and 8.52 percent; the Russell 3000 Growth Index's were 6.84, -0.43 and 5.24 percent; the Russell 1000 Index's were 9.08,
3.12 and 8.56 percent; the Russell 1000 Growth Index's were 6.12, -0.76 and 5.42 percent; and the S&P 500 Index's were 8.63, 2.49 and 8.31 percent.

"The fund's fast-moving, unique portfolio means that its returns don't move in sync with its rivals, which hasn't been a bad thing. The fund has crushed its peers over the long haul."

                    Morningstar, "Tech is Back in Brandywine Blue," June 8, 2006

"These managers have one of the longest and more impressive records in the growth-investing field."

   Morningstar, "Top Growth Manager Returns to Tech in a Big Way," June 20, 2006

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             President and Director
                          New America High Income Fund
                              Dover, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                               Friess Associates
                              Greenville, Delaware

                                Foster S. Friess
                                    Chairman
                               Friess Associates
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                       Nuclear Electric Insurance Limited
                              Wilmington, Delaware

                              Stuart A. McFarland
                                    Chairman
                           Federal City Bancorp, Inc.
                   Holding Company for American Partners Bank
                               Bethesda, Maryland

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                                 Thomas D. Wren
                                Former Treasurer
                                MBNA Corporation
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                              Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
        (800) 656-3017      www.brandywinefunds.com     bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm: PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER LLP

OFFICERS: Foster Friess, Founder; William D'Alonzo, Chairman and President; Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President and Treasurer; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary; and Paul Robinson, Vice President

Report Editor: Chris Aregood
Report Staff: Rebecca Buswell, David Marky, Adam Rieger